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                                                                   EXHIBIT 10.10

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment"), dated as of May 5, 2004, by and among:

            (1) EagleFunding Capital Corporation ("Assigning Purchaser") and YC SUSI Trust, ("Purchasing Purchaser");

            (2) Fleet National Bank ("Assigning EagleFunding Investor") and Bank of America, N.A., ("Purchasing Investor");

            (3) Fleet Securities, Inc. ("Outgoing Purchaser Agent") and Bank of America, N.A. ("New Purchaser Agent" for the Purchaser Group of which YC SUSI Trust is a party); and

            (4) The Bank of Nova Scotia, as administrative agent for the Purchasers (in such capacity, the "Administrative Agent");

            (5) LPAC CORP. (together with its successors and permitted assigns), as Seller.

                                   WITNESSETH

            WHEREAS, LPAC CORP. ("Seller"), Lennox Industries, Inc. ("Master Servicer"), the Purchasers, the Investors, the Purchaser Agents and the Administrative Agent are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 16, 2003 (as so amended or modified, the "Purchase Agreement");

            WHEREAS, the parties hereto desire to create a new Purchaser Group with respect to which Purchasing Purchaser shall be the Purchaser, YC SUSI Trust Investor shall be the Investor and the New Purchaser Agent shall be the Purchaser Agent (together with the Purchasing Purchaser and the YC SUSI Trust Investor, the "New Purchaser Group"), upon the terms and conditions and as set forth herein;

            WHEREAS, in connection with the creation of the New Purchaser Group,
(i) Assigning Purchaser wishes to assign to Purchasing Purchaser, a 100% interest in all of its right, title and interest and obligations as a Purchaser under the Agreement, including, without limitation, the portion of the Invested Amount funded by Assigning Purchaser as of the Effective Date (as defined below) (such interest, the "Conduit Assigned Interest"), (ii) Assigning EagleFunding Investor wishes to assign to Purchasing Investor, a 100% interest in all of its right, title and interest and obligations as an EagleFunding Investor under the Purchase Agreement, including, without limitation, its Commitment in the amount of $50,000,000 (such interest, the "Committed Assigned Interest"); and

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            WHEREAS, Purchasing Purchaser wishes to purchase and assume the
Conduit Assigned Interest and Purchasing Investor wishes to purchase and assume the Committed Assigned Interest, in each case, upon the terms and subject to the conditions herein contained;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Definitions; Preamble. All capitalized terms used herein (including the preamble hereto) but not specifically defined herein shall have the meanings ascribed to them in (or by reference in) the Purchasing Agreement. The parties hereto agree to the preamble set forth above and such preamble is incorporated herein in its entirety.

      Section 2. Assignment and Assumption.

            (a) On the Effective Date (as hereinafter defined), Assigning Purchaser hereby sells and assigns to Purchasing Purchaser, without recourse and without representation and warranty (except as set forth in Section 4 below), and Purchasing Purchaser hereby purchases and assumes from Assigning Purchaser, the Conduit Assigned Interest.

            (b) On the Effective Date (as hereinafter defined), Assigning EagleFunding Investor hereby sells and assigns to Purchasing Investor, without recourse and without representation and warranty (except as set forth in Section 4 below), and Purchasing Investor hereby purchases and assumes from Assigning EagleFunding Investor, the Committed Assigned Interest.

            (c) The purchase price for the Conduit Assigned Interest and the Committed Assigned Interest shall be an amount equal to $26,032,984.34, being 100% of the portion of the aggregate Invested Amount funded by Assigning Purchaser as of the date hereof plus the interest/discount/yield accrued and unpaid on the date hereof, which purchase price shall be payable by the New Purchaser Group on the Effective Date (as hereinafter defined) to an account designated by Outgoing Purchaser Agent in its capacity as Purchaser Agent for the Purchasers in its related Purchaser Group.

            (d) Assigning Purchaser Agent agrees to remit to New Purchaser Agent any amounts received by Outgoing Purchaser Agent after the Effective Date (as hereinafter defined) that are payable to the New Purchaser Group under the terms of the Purchase Agreement as in effect on and after the Effective Date.

      Section 3. Effective Date.

            (a) The effective date for this Assignment shall be the later of (i) the date on which the Administrative Agent, the Seller, Assigning Purchaser Agent and New Purchaser Agent receive this Assignment executed by the parties hereto and (ii) the date of this Assignment (the "Effective Date"). Following the execution of this Assignment and the consent of the Seller and the Administrative Agent, this Assignment will be delivered to the Administrative Agent for acceptance and recording.

                                       2
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            (b) From and after the Effective Date, (i) each member of the New
Purchaser Group shall be a party to the Agreements for all purposes thereof and, to the extent provided herein, have all of the rights, obligations and duties of a Purchaser, YC SUSI Trust Investor or a Purchaser Agent, as applicable; (ii) each of Assigning Purchaser and Assigning EagleFunding Investor shall relinquish its respective rights and be released from its respective obligations under the Agreements and cease to be a party thereto and (iii) the Administrative Agent and the Purchaser Agent of the New Purchaser Group shall make all payments under the Agreements in respect of the Conduit Assigned Interest and the Committed Assigned Interest (including, without limitation, all payments in respect of such interest in the Invested Amount, discount and fees) to Purchasing Purchaser and Purchasing Investor, as applicable.

      Section 4. Representations and Warranties. Each of Assigning Purchaser and Assigning EagleFunding Investor (solely in its capacity as a Purchaser) (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Purchase Agreement, any other Related Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Receivables, any other Related Document or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Seller, the Master Servicer or any Obligor or the performance or observance by any of the Seller, the Master Servicer or any Obligor of any of its obligations under the Purchase Agreement, any other Related Document, or any instrument or document furnished pursuant thereto.

      Section 5. Acknowledgments of New Purchasers and Purchaser Agent. Each member of the New Purchaser Group hereby (a) confirms that it has received copies of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment, become a party to the Purchase Agreement and fulfill its obligations thereunder; (b) agrees that it will, independently and without reliance upon Assigning Purchaser, Assigning EagleFunding Investor or any of their respective Affiliates and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and any other Related Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Purchase Agreement and the other Related Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations and other undertakings which by the terms of the Agreements are required to be performed by it as a Purchaser, a YC SUSI Trust Investor or a Purchaser Agent, as applicable; (e) specifies as its address for notices and its account for payments the office and account set forth on Schedule I hereof and (f) agrees that it will not institute against the Purchasing Purchaser any proceeding of the type referred to in
Section 14.6 of the Purchaser Agreement prior to the date which is one year and one day after the payment in full of all Commercial Paper issued by the Purchasing Purchaser. Purchasing Purchaser and Purchasing Investor, in their respective capacities as a Purchaser and YC SUSI Trust Investor, hereby appoint and authorize

                                       3
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New Purchaser Agent as the Purchaser Agent for the New Purchaser Group to take such action as agent on its behalf and to exercise such powers and discretion under the Purchase Agreement and the other Related Documents as are delegated to a Purchaser Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Purchaser Agent hereby accepts the appointment as Purchaser Agent for the New Purchaser Group.

      Section 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

      Section 7. Entire Agreement. This agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

      Section 8. Severability. If any one or more of the covenants, agreements, provisions or terms of this Assignment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Assignment and shall in no way affect the validity or enforceability of the other provisions of this Assignment.

      Section 9. Execution in Counterparts. This agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile of an executed signature page of this agreement shall be effective as delivery of an executed counterpart hereof.

      Section 10. Successors and Assigns. This agreement shall be binding on the parties hereto and their respective successors and assigns.

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            IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

EAGLEFUNDING CAPITAL CORPORATION,
as Assigning Purchaser

_________________________________
Name:
Title:

Fleet National Bank, N.A.,
as Assigning EagleFunding Investor

_________________________________
Name:
Title:

Fleet Securities, Inc.
as Outgoing Purchaser Agent

_________________________________
Name:
Title:

                                             Assignment and Assumption Agreement

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            IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

YC SUSI Trust,
as Purchasing Purchaser

By: Bank of America, NA., as
    Administrative Trustee

    _____________________________
    Name:
    Title:

Bank of America, N.A,
as Purchasing Investor

_________________________________
Name:
Title:

Bank of America, N.A,
as New Purchaser Agent

_________________________________
Name:
Title:

Consented and Agreed:

LPAC CORP.,
as Seller,

_________________________________
Name:
Title:

                                             Assignment and Assumption Agreement

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                                   SCHEDULE I

                           ADMINISTRATIVE INFORMATION
                                       FOR
                               NEW PURCHASER GROUP

BANK OF AMERICA - TREASURY
214 N. Tryon Street
NC1-027-19-01
Charlotte, NC 28255

CONTACTS:
Camille Zerbinos
(704) 386-8361 (tel)
(704) 387-0027 (fax)
Camille.Zerbinos@bankofamerica.com

Tina Wolfrey
(704) 388-8138 (tel)
(704) 409-0853 (fax)
Tina.c.wolfrey@bankofamerica.com

WIRING INSTRUCTIONS:

YC SUSI Trust
Deutsche Bank Trust Co. Americas, New York, NY
ABA: 021 001 033
BNF: DBTCA as Trustee for YC SUSI Trust
Acct #:  00 428 541
Ref: YC SUSI - Deal Name
Attn: Jessica Richmond